SECOND AMENDMENT TO
AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of March 29, 2013, is entered into by and among PNC BANK, NATIONAL ASSOCIATION, as LC Bank (in such capacity, the “LC Bank”) and as Agent for the LC Bank and the Purchaser (in such capacity, the “Agent”), FERRO FINANCE CORPORATION (“Seller”), FERRO CORPORATION (“Ferro”) and MARKET STREET FUNDING LLC (the “Purchaser”).

RECITALS

1. The LC Bank, the Agent, the Purchaser, Seller and Ferro are parties to that certain Amended and Restated Receivables Purchase Agreement, dated as of May 31, 2011 (as amended, supplemented or otherwise modified through the date hereof, the “Receivables Purchase Agreement”).

2. Concurrently herewith, Ferro and Seller are entering into that certain Second Amendment to Purchase and Contribution Agreement, dated as of the date hereof (the “Purchase and Contribution Agreement Amendment”).

3. Concurrently herewith, (a) Ferro, Seller, the LC Bank, the Agent and the Purchaser are entering into that certain Assignment Agreement, dated as of the date hereof, and (b) Ferro and Ferro Pfanstiehl Laboratories, Inc. are entering into that certain Assignment Agreement, dated as of the date hereof(together, the “Assignment Agreements”).

4. Concurrently herewith, Ferro and Ferro Pfanstiehl Laboratories, Inc. are entering into that certain Termination Agreement, dated as of the date hereof (the “Termination Agreement”).

5. Each of the parties hereto desires to amend the Receivables Purchase Agreement as hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Certain Defined Terms. Capitalized terms that are used herein without definition shall have the meanings set forth in, or by reference in, the Receivables Purchase Agreement.

2. Amendments to the Receivables Purchase Agreement. The Receivables Purchase Agreement is hereby amended as follows:

(a) Section 5.1(s) of the Receivables Purchase Agreement is hereby amended by deleting the phrase “Purchase Agreement or the” where it appears therein.

(b) Section 7.1(b)(v) of the Receivables Purchase Agreement is hereby amended by deleting the phrase “Purchase Agreement or the” where it appears therein.

(c) Section 7.1(g) of the Receivables Purchase Agreement is hereby replaced in its entirety with the following:

(g) Performance and Enforcement of Purchase and Contribution Agreement. Seller will, and will require each of the Originators to, perform each of their respective obligations and undertakings under and pursuant to the Purchase and Contribution Agreement. Seller will purchase Receivables under the Purchase and Contribution Agreement in strict compliance with the terms thereof and will vigorously enforce the rights and remedies accorded to the applicable purchaser under the Purchase and Contribution Agreement. Seller will take all actions to perfect and enforce its rights and interests (and the rights and interests of the Agent, the LC Bank and the Purchasers as assignees of Seller) under the Purchase and Contribution Agreement as the Agent, the LC Bank and any Purchaser may from time to time reasonably request, including, without limitation, making claims to which it may be entitled under any indemnity, reimbursement or similar provision contained in the Purchase and Contribution Agreement.

(d) Section 7.2(e) of the Receivables Purchase Agreement is hereby amended by deleting the phrases “Purchase Agreement or the” and “Purchase Agreement or” where they appears therein.

(e) Section 9.1(i) of the Receivables Purchase Agreement is hereby replaced in its entirety with the following:

(i) A Change of Control shall occur.

(f) Section 9.1(k) of the Receivables Purchase Agreement is hereby amended by deleting the phrases “Purchase Agreement or the” and “, as applicable” in each instance where they appears therein.

(g) Section 11.10 of the Receivables Purchase Agreement is hereby amended by deleting the phrases “Purchase Agreement and” where it appears therein.

(h) The first paragraph of Exhibit I to the Receivables Purchase Agreement is hereby amended by deleting the phrases “Purchase Agreement or the” where it appears therein.

(i) The definition of “Change of Control” set forth in Exhibit I to the Receivables Purchase Agreement is hereby amended by (i) deleting the word “or” at the end of clause (c) thereof, (ii) replacing the semi-colon “;”at the end of clause (c) thereof with a period “.” and (iii) deleting clause (d) thereof.

(j) The definition of “Deferred Purchase Price” set forth in Exhibit I to the Receivables Purchase Agreement is hereby amended by deleting the phrases “the Purchase Agreement and” where it appears therein.

(k) Clause (o) of the definition of “Eligible Receivable” set forth in Exhibit I to the Receivables Purchase Agreement is hereby replaced in its entirety with the following:

(o) as to which all right, title and interest to and in which has been validly transferred by the applicable Originator to Seller pursuant to the Purchase and Contribution Agreement, and Seller has good and marketable title thereto free and clear of any adverse claim, and

(l) The definition of “Event of Termination” set forth in Exhibit I to the Receivables Purchase Agreement is hereby amended by deleting the phrases “the Purchase Agreement and” where it appears therein.

(m) The definition of “Incipient Event of Termination” set forth in Exhibit I to the Receivables Purchase Agreement is hereby amended by deleting the phrases “the Purchase Agreement and” where it appears therein.

(n) The definition of “Originator” set forth in Exhibit I to the Receivables Purchase Agreement is hereby replaced in its entirety with the following:

“Originator” means Ferro Corporation, an Ohio corporation.

(o) The defined term “Purchase Agreement” and the definition thereof as set forth in Exhibit I to the Receivables Purchase Agreement are hereby deleted in their entirety.

(p) The second sentence of the defined term “Related Security” set forth in Exhibit I to the Receivables Purchase Agreement is hereby replaced in its entirety with the following:

When used in this Agreement, the term “Related Security” shall include all right, title and interest of the Seller in, to and under the Purchase and Contribution Agreement, and the proceeds of the foregoing.

(q) The definition of “Transaction Documents” set forth in Exhibit I to the Receivables Purchase Agreement is hereby amended by deleting the phrases “the Purchase Agreement,” where it appears therein.

3. Representations and Warranties. Each of Seller and Ferro represents and warrants to the LC Bank, the Agent and the Purchaser as follows:

(a) Representations and Warranties. Both before and immediately after giving effect to this Amendment, each representation and warranty made by it in the Receivables Purchase Agreement and in the other Transaction Documents is true and correct in all material respects as of the date hereof (unless stated to relate solely to an earlier date, in which case such representation or warranty was true and correct as of such earlier date).

(b) Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Receivables Purchase Agreement, as amended hereby, are within each of its corporate powers and have been duly authorized by all necessary corporate action on its part. This Amendment and the Receivables Purchase Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with its terms except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

(c) No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Amortization Event or Potential Amortization Event exists or shall exist.

4. Consent. Each of the parties hereto hereby consents to the execution, delivery and performance of each of (i) the Purchase and Contribution Agreement Amendment, (ii) the Assignment Agreements and (iii) the Termination Agreement.

5. Effect of Amendment. All provisions of the Receivables Purchase Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Receivables Purchase Agreement (or in any other Transaction Document) to the “Receivables Purchase Agreement”, or to “hereof”, “herein” or words of similar effect referring to the Receivables Purchase Agreement, shall be deemed to be references to the Receivables Purchase Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Receivables Purchase Agreement other than as set forth herein.

6. Conditions Precedent to Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Agent of (a) counterparts of this Amendment duly executed by each of the parties hereto, in form and substance satisfactory to the Agent, (b) counterparts of the Purchase and Contribution Agreement Amendment duly executed by each of the parties thereto, in form and substance satisfactory to the Agent, (c) counterparts of the Assignment Agreement duly executed by each of the parties thereto, in form and substance satisfactory to the Agent, (d) counterparts of the Termination Agreement duly executed by each of the parties thereto, in form and substance satisfactory to the Agent, (e) a pro forma Monthly Report, dated as of the date hereof, reporting the Net Pool Balance after giving effect to this Amendment, the Assignment Agreement and the transactions contemplated herein and therein and (f) such other agreements, documents and instruments reasonably requested by the Agent prior to the date hereof.

7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery by facsimile or email of an executed signature page of this Amendment shall be effective as delivery of an executed counterpart hereof.

8. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL APPLY HERETO).

9. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Receivables Purchase Agreement, any other Transaction Document or any provision hereof or thereof.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

FERRO FINANCE CORPORATION,
as Seller

By: /s/ John T. Bingle
Name: John T. Bingle
Title: Treasurer

FERRO CORPORATION

By: /s/ John T. Bingle
Name: John T. Bingle
Title: Treasurer

MARKET STREET FUNDING LLC,

as Purchaser

By: /s/ Doris J. Hearn

Name:	Doris J. Hearn
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION,

as Agent

By: /s/ William P. Falcon

Name:	William P. Falcon
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION,

as LC Bank

By: /s/ Mark Falcione
Name: Mark Falcione
Title: Senior Vice President